Note 15 - Stock-based Compensation	12 Months Ended
Oct. 31, 2023
Statement Line Items [Line Items]
Disclosure of share-based payment arrangements [text block]
15.	Stock-based compensation:

Equity-settled stock options

The Bank has a stock option plan for its employees and officers. Options are granted at an exercise price set at the closing market price of the Bank’s common shares on the day preceding the date on which the option is granted and are exercisable within five years of issue. Options are usually granted with graded vesting terms. One third vests on the first anniversary of the grant date, one third vests on the second anniversary of the grant date, and one third vests on the third anniversary of the grant date.

	2023		2022
		Weighted		Weighted
	Number of	average	Number of	average
	options	exercise price	options	exercise price

Outstanding, beginning of period	965,766	$15.53	40,000	$7.00
Granted	1,500	15.90	971,707	15.90
Exercised	(40,000)	7.00	-	-
Forfeited/cancelled	(52,873)	15.90	(45,941)	15.90
Expired	-	-	-	-

Outstanding, end of period	874,393	$15.90	965,766	$15.53

For the year ended October 31, 2023, the Bank recognized stock-based compensation expense of $901,000 (2022 - $1.5 million) related to the estimated fair value of options granted. The fair value of the 1,500 stock options granted over the course of the current fiscal year was estimated at the grant dates using the Black-Scholes valuation model and the following input assumptions: risk-free rate of 3.33% (2022 - 1.39%), expected option life of 3.5 years (2022 - 3.5 years) , expected volatility of 30.0% (2022 - 29.5%), expected annual dividends of 1.1% (2022 - 0.6%) and a forfeiture rate of 2.0% (2022 - 2.0%). The weighted average of the fair value of the stock options granted in the year was estimated at $0.96 per share.  During the current year, the Bank issued 40,000 Common Shares for proceeds of $280,000 related to stock options there were exercised in the current year.